UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2025

Cintas Corporation

(Exact name of registrant as specified in charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 459-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2025, J. Michael Hansen notified Cintas Corporation (the “Company”) of his intent to retire from his role as Executive Vice President & Chief Financial Officer (“CFO”). On April 4, 2025, the Company issued a press release announcing Mr. Hansen’s retirement and his transition to a new role as Assistant to the Chief Executive Officer, effective May 31, 2025. In this capacity, Mr. Hansen will support the transition to his successor and contribute to certain strategic initiatives and special projects. On April 1, 2025, the Company appointed Scott Garula, currently President of Cintas’ Rental Division, to succeed Mr. Hansen as Executive Vice President & CFO, effective June 1, 2025.

Mr. Garula, 54, joined Cintas in 1996 as an accountant and has held various leadership positions within the Company, including key roles within the Finance team and was President of First Aid & Safety and Fire Protection from February 2008 before becoming Senior Vice President of the Rental Division’s Southern Territory in 2016 and subsequently President and Chief Operating Officer of the Rental Division in June 2023.

In connection with Mr. Garula’s service as Executive Vice President & CFO, Mr. Garula will initially be eligible for the following annual compensation: (i) a base salary of $650,000; (ii) a target annual incentive cash incentive opportunity of 90% of base salary; and (iii) a target long-term incentive opportunity of $1,500,000, subject to the terms of the Company’s 2016 Amended and Restated Equity and Incentive Compensation Plan (the “Equity Plan). In addition, in connection with his promotion, Mr. Garula will be eligible for one-time long-term incentive awards under the Equity Plan in the form of shares of restricted stock and non-qualified stock options, with an aggregate grant date fair value of $250,000 and $75,000, respectively.

There are no arrangements or understandings between Mr. Garula and any other persons pursuant to which he was appointed as Executive Vice President & CFO, and no family relationships among any of the Company’s directors or executive officers and Mr. Garula. Mr. Garula has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Cintas Corporation published a news release on April 4, 2025 captioned, “Cintas Corporation Announces Executive Transition.”
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	April 4, 2025	By:	/s/ D. Brock Denton
D. Brock Denton
Senior Vice President, Secretary and General Counsel